As filed with the Securities and Exchange Commission on December 5, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): DECEMBER 5, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-5706                                   58-0971455
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       (Commission File Number)            (I.R.S. Employer Identification No.)


       8000 TOWER POINT DRIVE
      CHARLOTTE, NORTH CAROLINA                            28227
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (704) 321-7380
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                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.      REGULATION FD DISCLOSURE

         In connection  with the  previously  announced  non-binding  letter of intent (the "LOI") executed by Metromedia International Group, Inc. (the "Company") in respect of a preliminary offer received by the Company for the acquisition of substantially all of the Company's business interests in the country of Georgia, which proposed transaction has previously been reported by the Company on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission on October 2, 2006, the Company received a letter dated December 5, 2006 from Salford Capital Partners ("Salford"), the sole remaining member of the buying consortium and a party to the LOI, in which Salford has informed the Company that it (x) has decided not to proceed with the proposed transaction outlined in the LOI, (y) is terminating the exclusivity restrictions of the LOI for Cause (as defined in the LOI) as a result of an alleged breach of the "access to information" covenant contained therein, and (z) requesting that the Company reimburse Salford for the transaction expenses incurred by it to date in connection with the proposed transaction in the amount of US $1,010,000. The Company is in the process of evaluating the claims giving rise to Salford's entitlement to be reimbursed for its expenses in order to assess whether the request is with or without merit.

         Certain statements above, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in any forward-looking statements. These forward-looking statements represent the Company's judgment as of the date of this Current Report on Form 8-K. The Company is not under, and expressly disclaims any, obligation to update the information in this Current Report on Form 8-K for any future events.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  METROMEDIA INTERNATIONAL GROUP, INC.


                                  By:  /s/ HAROLD F. PYLE, III
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                                       Name:   Harold F. Pyle, III
                                       Title:  Executive Vice President
                                               Finance, Chief Financial
                                               Officer and Treasurer


Date: December 5, 2006
Charlotte, NC